Retirement Plans - Defined Benefit Plans - Actuarial Assumptions Used In Defined Benefit Pension Plans (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Weighted average assumptions used to determine benefit obligations as of December 31:
Discount rate	3.80%	4.30%	5.40%
Weighted average assumptions used to determine net periodic pension cost for the fiscal year:
Discount rate	4.30%	5.40%	6.00%
Expected long-term return on plan assets	6.50%	6.50%	7.50%